                                             Exhibit 10.1

Supplemental Agreement No. 86

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 and 737-8H4 Aircraft

THIS SUPPLEMENTAL AGREEMENT is entered into as of March 11, 2014, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer).

Buyer and Boeing entered into Purchase Agreement No. 1810 dated January 19, 1994, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing Model 737-7H4 aircraft (737-7H4 Aircraft) and 737-8H4 aircraft (737-8H4 Aircraft); and this Supplemental Agreement is an amendment to and is incorporated into the Purchase Agreement.

WHEREAS, Boeing and Buyer agree to amend the Purchase Agreement by revising the delivery month of one (1) Block 800LUV Aircraft identified by MSN 36896 from April 2014 to March 2014.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.     The Table of Contents of the Purchase Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Purchase Agreement by this reference.

2.    Table 1c, “Aircraft Information Table - Block 800LUV Aircraft (non-ETOPS Configuration),” to the Purchase Agreement is deleted in its entirety and a new Table 1c is attached hereto and incorporated into the Purchase Agreement by this reference. The new Table 1c reflects the revised delivery month of MSN 36896 and corrects typographical errors regarding the Escalation Factor and Advance Payment Base Price and standard Advance Payment data with respect to MSNs 42929 and 42530.
***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810	SA-86-1

The Purchase Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Jeff Solomon	By: /s/ Chris Monroe
Chris Monroe
Its: Attorney‑In‑Fact	Its: VP, Treasurer

P.A. No. 1810	SA-86-2

	Page	SA
	Number	Number

ARTICLES

1.	Subject Matter of Sale ........................................................................................ 1-1	SA-82

2.	Delivery, Title and Risk of Loss ................................................................................................................ 2-1	SA-28

3.	Price of Aircraft ................................................................................................. 3-1	SA-82

4.	Taxes .................................................................................................................. 4-1

5.	Payment ............................................................................................................. 5-1

6.	Excusable Delay ................................................................................................ 6-1

7.	Changes to the Detail Specification ...................................................................................................... 7-1	SA-73

8.	Federal Aviation Requirements and Certificates and Export License ......................................................................... 8-1

9.	Representatives, Inspection, Flights and Test Data .......................................................................................... 9-1

10.	Assignment, Resale or Lease ........................................................................... 10-1

11.	Termination for Certain Events ........................................................................ 11-1

12.
Product Assurance; Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance ................................................................................................... 12-1

13.	Buyer Furnished Equipment and Spare Parts ....................................................................................................... 13-1

14.	Contractual Notices and Requests ................................................................... 14-1

15.	Miscellaneous .................................................................................................. 15-1

P.A. No. 1810	i
K/SWA		SA-86

SA
Number

TABLE

1a	Aircraft Information Table - Block 700LUV Aircraft	SA-85

1b	Aircraft Information Table - Block 800LUV Aircraft	SA-82

1c	Aircraft Information Table - Block 800LUV Aircraft	SA-86
(non-ETOPS Configuration)

EXHIBITS

A-5	Aircraft Configuration - Block 700LUV Aircraft	SA-75

A-6	Aircraft Configuration - Block 800LUV Aircraft	SA-75

A-7	Aircraft Configuration - Block 800LUV Aircraft	SA-84
(non-ETOPS Configuration)

B	***	SA-75

C	Customer Support Document

C-2	737-800 Customer Support Document	SA-75

D-2	Economic Price Adjustment	SA-75
ECI-MFG/CPI (July 2011 Base Price)

E	Buyer Furnished Equipment Provisions Document	SA-75
Attachment A - 737-7H4 Aircraft (through 2012)
	Attachment B - 737-8H4 Aircraft (2012-2018)	SA-75

F	Defined Terms Document

LETTER AGREEMENTS

1810-1R1	Waiver of Aircraft Demonstration Flight	SA-75

P.A. No. 1810	ii
K/SWA		SA-86

SA
Number

RESTRICTED LETTER AGREEMENTS

6-1162-RLL-932R3	***	SA-75

6-1162-RLL-934R5	Disclosure of Confidential Information	SA-75

6-1162-RLL-941R3	Other Matters	SA-75

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

SWA-PA-1810-LA-1001315R3	***	SA-85
	Attachment A	SA-85

SWA-PA-1810-LA-1003498 R1	***	SA-75

SWA-PA-1810-LA-1003490R2	***	SA-82

SWA-PA-1810-LA-1003367R1	***	SA-75

SWA-PA-1810-LA-1105883	Aircraft Model Substitution	SA-75

SWA-PA-1810-LA-1105884	Option Aircraft	SA-75
	Attachment B - Option Aircraft Information Table	SA-83

SWA-PA-1810-LA-1105885R2	***	SA-84

SWA-PA-1810-LA-1105886R1	***	SA-82

SWA-PA-1810-LA-1105887	***	SA-75

P.A. No. 1810	iii
K/SWA		SA-86

SA
Number

SWA-PA-1810-LA-1105888R4	***	SA-85

SWA-PA-1810-LA-1105889	***	SA-75

SWA-PA-1810/03729-LA-1301169	***	SA-83

SWA-PA-1810-LA-1303010	***	SA-85

ADDITIONAL LETTERS (FOR REFERENCE) - INACTIVE (as of SA-82)
6-1162-MSA-288	Business Offer - Enhanced Ground Proximity
Warning System (EGPWS) - Activiation - Peaks
and Obstacles Feature
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

6-1162-JMG-501R2	Business Offer - ACARS package
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

TABLE

Table	Title	Last Updated under SA	Current Status
1	Aircraft Information Table	SA-75	Inactive
2	Option Aircraft Information Table	SA-74	Deleted under SA-75
EXHIBITS

Exhibits	Title	Last Updated under SA	Current Status
A	Aircraft Configuration - 737- 700	SA-36	Inactive
A-Winglet	Aircraft Configuration	SA-36	Inactive
A-1-Winglet	Aircraft Configuration	SA-36	Inactive
A-1A	Aircraft Configuration - 737- 700 Block T-W-2c	SA-36	Inactive
A-2	Aircraft Configuration - 737- 700 Block T-W-2 / T-W-2a	SA-47	Inactive
A-3	Aircraft Configuration - 737- 700 Block T-W-2 / T-W-2a	SA-61	Inactive

P.A. No. 1810	iv
K/SWA		SA-86

A-4	Aircraft Configuration - 737- 700 Block T-W-2b Aircraft	SA-66	Inactive
C.2	737-800 Customer Support Variables	SA-71	Deleted under SA-75
D	Price Adjustment Due to Economic Fluctuations - Aircraft Price Adjustment (July 1992 Base Price)		Inactive
D-1	Price Adjustment Due to Economic Fluctuations - Aircraft Price Adjustment (July 1999 Base Price)	SA-13	Inactive
E.2	737-800 Buyer Furnished Equipment Provisions Document	SA-73	Deleted under SA-75

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
6‑1162‑RLL‑933R21	Option Aircraft	SA-60	Deleted under SA-75
6‑1162‑RLL‑935R1	Performance Guarantees	SA-1	Inactive
6‑1162‑RLL‑936R4	Certain Contractual Matters	SA-4	Inactive
6‑1162‑RLL‑937	Alternate Advance Payment Schedule		Inactive
6‑1162‑RLL‑938	***		Inactive
6‑1162‑RLL‑939R1	Certification Flight Test Aircraft	SA-1	Inactive
6‑1162‑RLL‑940R1	Training Matters	SA-1	Inactive
6‑1162‑RLL‑942	Open Configuration Matters		Inactive
6‑1162‑RLL‑943R1	Substitution Rights	SA-6	Deleted under SA 75
6‑1162‑RLL‑944	***		Inactive
6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn		Inactive
6-1162-RLL-1855R3	Additional Contractual Matters	SA-4	Inactive
6-1162-RLL-1856	***	SA-1	Inactive
6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1	Inactive
6-1162-RLL-1858R1	Escalation Matters	SA-4	Inactive
6-1162-RLL-2036	Amortization of Costs for	SA-1	Inactive

P.A. No. 1810	v
K/SWA		SA-86

Letter Agreement	Title	Last Updated under SA	Current Status
Customer Unique Changes
6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1	Inactive
6-1162-RLL-2073	Maintenance Training Matters	SA-1	Inactive
6-1162-KJJ-058R1	Additional Substitution Rights	SA-71	Deleted under SA-75
6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14	Inactive
6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21	Inactive
6-1162-JMG-747R1	***	SA-36	Inactive
6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32	Inactive
6-1162-NIW-606R1	***	SA-36	Inactive
6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35	Inactive
6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39	Inactive
6-1162-NIW-1142	***	SA-43	Inactive
6-1162-NIW-1369	***	SA-46	Inactive
6-1162-NIW-1983	***	SA-62	Inactive
SWA-PA-1810-LA- 1000419	***	SA-64	Inactive
6-1162-NIW-890R1	***	SA-75 SA-39	Inactive
6-1162-KJJ-054R2	Business Matters	SA-75	Inactive
6-1162-JMG-669R9	***	SA-75 SA-75 SA-54	Inactive
SWA-PA-1810-LA- 02710R1	***	SA-72	Inactive

P.A. No. 1810	vi
K/SWA		SA-86

Table 1c to
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft (non-ETOPS Configuration)

Airframe Model/MTOW:	737-800	174200 pounds		Detail Specification:	D019A001SWA38P-1 Rev C (3/29/2013)
Engine Model/Thrust:	CFM56-7B27	27300 pounds	Note 1	Base Aircraft Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Base Aircraft Price:		***		Engine Price Base Year/Escalation Formula:	N/A	N/A
Special Features:	***
Add'l Features/Changes	***
Total Special Features (Exhibit A-7)		***
Sub-Total of Airframe and Features:		***		Aircraft Price Escalation Data:
Engine Price (Per Aircraft):		***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***

		Escalation	Aircraft			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial	Escalation	Sub-Block	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	Number	Forecast	Note 2	Price Per A/P	***	***	***	***
Sep-2013	3	***	36933, 36912, 36914	***		***	***	***	***	***
Nov-2013	3	***	36915, 33939, 42526	***		***	***	***	***	***
Dec-2013	3	***	36917, 36919, 36731	***		***	***	***	***	***
Mar-2014	2	***	37004, 36896	***		***	***	***	***	***
Apr-2014	3	***	42384, 36894, 36895	***		***	***	***	***	***
May-2014	3	***	36897, 42385, 42521	***		***	***	***	***	***
Jun-2014	4	***	36898, 36905, 42522, 42523	***		***	***	***	***	***
Jun-2014	2	***	tbd, tbd	***	OPEX	***	***	***	***	***
Jul-2014	1	***	36,911	***		***	***	***	***	***
Jul-2014	3	***	tbd, tbd, tbd	***	OPEX	***	***	***	***	***
Aug-2014	6	***	36907, 42524,35973, 42525, 36935, 42528	***		***	***	***	***	***
Sep-2014	2	***	42527, 42531	***		***	***	***	***	***

SWA-PA-01810		SA-86
63879 / 63887 / 64110 / 64111 / 66379	Boeing Proprietary	Page 1

Table 1c to
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft (non-ETOPS Configuration)

		Escalation	Aircraft			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial	Escalation	Sub-Block	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	Number	Forecast	Note 2	Price Per A/P	***	***	***	***
Oct-2014	2	***	36909, 36920	***		***	***	***	***	***
Nov-2014	1	***	36971	***		***	***	***	***	***
Dec-2014	2	***	37037, 37045	***		***	***	***	***	***
Dec-2014	2	***	42529, 42530	***		***	***	***	***	***
Jan-2015	2	***	36899, 42535	***		***	***	***	***	***
Feb-2015	3	***	36901, 36654, 36906	***		***	***	***	***	***
Mar-2015	3	***	36902, 36936, 36655	***		***	***	***	***	***
Apr-2015	3	***	36649, 36652, 36656	***		***	***	***	***	***
May-2015	2	***	36903, 36657	***		***	***	***	***	***
Nov-2015	3	***	36937, 36715, 36940	***		***	***	***	***	***
Dec-2015	3	***	36941, 36734, 35976	***		***	***	***	***	***
Total:	61

Notes:
1) ***

2) The sub-block identifier is used to denote applicability of certain business terms as referenced in Letter Agreement SWA-PA-1810-LA-1105888R4 to the Purchase Agreement.

SWA-PA-01810		SA-86
63879 / 63887 / 64110 / 64111 / 66379	Boeing Proprietary	Page 2